Centene’s Combination with Health Net July 2, 2015 Exhibit 99.2

Safe Harbor Statement
Cautionary Statement Regarding Forward-Looking Statements
This document contains certain forward-looking statements with respect to the financial condition, results of operations and business of Centene,
Health Net and the combined businesses of Centene and Health Net and certain plans and objectives of Centene and Health Net with respect thereto, including the expected benefits of the proposed merger. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”,
“intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation
Act and any regulations enacted thereunder, provider and state contract changes, the outcome of pending legal or regulatory proceedings, reduction in provider payments by governmental payors, the expiration of Centene’s or Health Net’s Medicare or Medicaid managed care contracts by federal or state governments and tax matters; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of approval of both Centene’s stockholders and Health Net’s stockholders; the risk that financing for the transaction may not be available on favorable terms; and risks and uncertainties discussed in the reports that Centene and
Health Net have filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements reflect Centene’s and Health
Net’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene and Health Net in light of their experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Centene’s and Health Net’s plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Neither Centene nor
Health Net assumes any obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Centene’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its reports on Form 10-Q and Form 8-K as well as in Health Net’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its reports on Form 10-Q and Form 8-K.

Safe Harbor Statement
Additional Information and Where to Find It
The proposed merger transaction involving Centene and Health Net will be submitted to the respective stockholders of Centene and Health Net for their consideration.  In connection with the proposed merger, Centene will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Centene and Health Net to be filed with the SEC, and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC.  Centene and Health Net urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov.  These documents can also be obtained (when they are available) free of charge from Centene upon written request to the Investor Relations Department, Centene Plaza 7700 Forsyth Blvd. St. Louis, MO 63105,
(314) 725-4477 or from Centene’s website, http://www.centene.com/investors/, or from Health Net upon written request to the Investor Relations
Department, Health Net, Inc. 21650 Oxnard Street Woodland Hills, CA 91367, (800) 291-6911, or from Health Net’s website,
www.healthnet.com/InvestorRelations.
Participants in Solicitation
Centene, Health Net and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Centene and Health Net in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Centene and Health Net in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  You can find information about
Centene’s executive officers and directors in its definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on
March 16, 2015.  You can find information about Health Net’s  executive officers and directors in its definitive proxy statement for its 2015 Annual Meeting of
Stockholders, which was filed with the SEC on March 26, 2015.  You can obtain free copies of these documents from Centene and Health Net using the contact information above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities
Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants
Michael F. Neidorff
Chairman, President and Chief Executive Officer, Centene
Jay M. Gellert
President and Chief Executive Officer, Health Net
Ed Kroll
Senior Vice President, Finance and Investor Relations, Centene
Jeff Schwaneke
Senior Vice President, Controller and Chief Accounting Officer, Centene
Jesse Hunter
Executive Vice President and Chief Business Development Officer, Centene

Enhanced Capabilities for Delivering
High Quality, Affordable Healthcare
Health Net adds over 6M members & key capabilities in growth products
–
1.7M Medicaid members; strengthens leading position in Medicaid
–
Enhances national leadership position in LTSS
–
4 Star Medicare Advantage capability with $3B in revenue and 275k members
–
Deep experience with Duals and other underserved populations
–
Attractive Exchange capabilities including 300k members
–
Brings complementary focus on targeted Exchange population
–
Innovative capabilities with value based product set built on leading provider network
–
Participation in additional government programs including VA and TRICARE serving over 2.8M members
Pro Forma 2015E Premium & Service Revenue of $37B and Adj. EBITDA in excess of $1.5B

Key Transaction Terms
$28.25 in cash plus 0.622 shares of Centene
Implies $78.57 per Health Net share based on July 1   close
Total transaction value of $6.8B, including assumption of Health Net debt
Purchase
Price
Projected
Financial
Impact
Greater than 10% accretive to GAAP EPS in first full year
Greater than 20% accretive to Adjusted EPS in first full year
Pre tax synergies of $150M by the end of year 2; half in year 1
Path to
Closing
Expect to close in early 2016
Health Net and Centene
shareholder approval
Expiration of Hart-Scott-Rodino waiting period and customary State approvals
Financing commitment of $2.7B
Pro forma debt to capital ratio of ~40%
Permanent financing to consist primarily of senior notes
Financing
Ownership
Centene
shareholders to own ~71% of Company and Health Net
shareholders to own ~29% of Company
st

Leader in High Quality Affordable
Plans
Health Net
Centene
Common States
Medicaid:
5.7 million
Specialty / Government:
3.1 million
Commercial / Exchanges:
1.3 million
Medicare:
275,000
Duals:
40,000
Total
10.4 million
Pro Forma Membership as of 3/31/15
Note: Map excludes Health Net’s TRICARE North Region membership

Diversifying into Adjacent Growth
Markets
Commercial / Exchanges
Medicaid
Medicare
Specialty / Government
Duals
2015E Pro Forma Revenue:
$37 billion
2015E Revenue:
$16 billion
2015E Revenue:
$21 billion
Note: Estimated revenue represents Premium and Service revenue
83%
2%
0.7%
11%
4%
39%
34%
19%
4%
4%
64%
16%
8%
8%
4%
+

Attractive Growth Opportunities
Increased
Medicare
Advantage
Presence
4 Star Plans
275k Members
Enhanced
Opportunity for
Targeted
Exchange
Populations
Leader in
Quality
Affordable
Plans
Value Based
Networks
Additional
Government
Health
Programs
VA
TRICARE
Leverage
Specialty
Platform
Depth and
Breadth of
Integrated
Specialty
Products
Leader in
Medicaid
National
Presence
5.7M Members

10 Medicaid Leadership Combination Results in the Largest Medicaid Player 5.7 5.6 5.0 4.0 2.6 2.4 1.7 - 1 2 3 4 5 6 Peer Peer Peer Peer

11 Cost Synergy Opportunities Core G&A Efficiencies Specialty Company Integration Medical Costs Technology Platform $150M in Year 2

12 Leveraging Core Capabilities Across Government Programs Medicare Advantage Medicaid Targeted Exchange High Quality Value Based Networks Integrated Specialty Solutions Common Technology Platform

Enhanced Capabilities for Delivering
High Quality, Affordable Healthcare
Scale in
Government
Programs
Leading position in Government programs: Medicaid, Medicare, VA and TRICARE
PF 2015E Premium & Service Revenue of $37B and Adj. EBITDA in excess of $1.5B
Opportunity to leverage specialty programs
Increased
Capabilities
Provides scale and expertise in Medicare
Strong quality position with 4 Star plan
Innovative capabilities for value based Exchange & consumer products
Platform for
Expanded
Growth
Significant growth opportunity in Medicare, Exchanges & other Gov’t programs
Leadership in CA, FL and TX
Expanded growth pipeline
Compelling
Financial
Profile
In first year, GAAP EPS accretion of >10% and Adjusted EPS accretion > 20%
Prudent capital structure with debt to capital of ~40%